UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2012

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland		20817
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2012, the Compensation Policy Committee of the Marriott International, Inc. Board of Directors approved a new form of MI Shares award agreement available for grants to named executive officers, under the Marriott International, Inc. Stock and Cash Incentive Plan, as amended and restated as of May 1, 2009, and amended as of May 7, 2010 (the “Plan”). The form of award agreement provides that vesting of shares under the award, in addition to generally being subject to pro-rata annual vesting conditioned on continued service with the Company, consistent with the standard form of award agreement, also will be subject to satisfaction of a performance condition, expressed as an EBITDA goal, for a fiscal year during the applicable service vesting period (the “Applicable Vesting Period”). The EBITDA goal for awards will be established by the Committee under Section 11.1 of the Plan for each of the Company’s fiscal years during the Applicable Vesting Period and is intended to allow awards to qualify as performance-based compensation that may satisfy the conditions for deductibility under Section 162(m) of the Internal Revenue Code.

A copy of the form of award agreement is attached as Exhibit 10.1 and the foregoing description is qualified by reference to the terms of the award agreement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this report:

Exhibit 10.1 –	Form of MI Shares Agreement (EBITDA version) under the Marriott International, Inc. Stock and Cash Incentive Plan, as amended and restated as of May 1, 2009 and amended as of May 7, 2010.

Exhibit 10.2 –	Marriott International, Inc. Stock and Cash Incentive Plan, as amended and restated as of May 1, 2009.

Exhibit 10.3 –	Amendment to the Marriott International, Inc. Stock and Cash Incentive Plan, dated as of May 7, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: February 13, 2012	By:	/s/ Carl T. Berquist
Carl T. Berquist
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of MI Shares Agreement (EBITDA version) under the Marriott International, Inc. Stock and Cash Incentive Plan, as amended and restated as of May 1, 2009 and amended as of May 7, 2010.

10.2	Marriott International, Inc. Stock and Cash Incentive Plan, as amended and restated as of May 1, 2009 (incorporated by reference from Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on July 17, 2009).

10.3	Amendment to the Marriott International, Inc. Stock and Cash Incentive Plan, dated as of May 7, 2010.

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